                                                                   EXHIBIT 10.23


                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of May 11, 2000 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

                  The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments.

                           (a) Section 1.1 of the Existing Credit Agreement is
                  hereby amended by adding the following language to the end of the definitions of (i) "Consolidated EBIT", (ii) "Consolidated EBITDA", (iii) "Consolidated EBITDAR", (iv) "Consolidated Fixed Charges", (v) "Consolidated Funded Debt", (vi) "Consolidated Funded Obligations", (vii) "Consolidated Interest Expense", (viii) "Consolidated Net Income" and (ix) "Consolidated Tangible Net Worth":
                                    "Notwithstanding the foregoing, all amounts
                  relating to TruckersB2B.com, Inc. shall be excluded from all calculations for purposes of this definition."

                           (b) Section 9.1 of the Existing Credit Agreement is
                  hereby amended in the following manner:

                           (c) deleting the chart in Section 9.1(a) (Adjusted
                  Leverage Ratio) in its entirety and substituting in lieu thereof the following chart:

                   ----------------------------------------------------------------------------------
                   TEST PERIOD                                                    RATIO
                   ----------------------------------------------------------------------------------
                    Closing Date              to       December 31, 1999          4.25
                   ----------------------------------------------------------------------------------
                    January 1, 2000           to       June 30, 2000              4.60
                   ----------------------------------------------------------------------------------
                    July 1, 2000              to       September 30, 2000         4.55
                   ----------------------------------------------------------------------------------
                    October 1, 2000           to       December 31, 2000          4.40
                   ----------------------------------------------------------------------------------
                    January 1, 2001           to       March 31, 2001             4.00
                   ----------------------------------------------------------------------------------
                    April 1, 2001             to       June 30, 2002              3.75
                   ----------------------------------------------------------------------------------
                    July 1, 2002              to       March 31, 2004             3.50
                   ----------------------------------------------------------------------------------
                    Thereafter                                                    3.25
                   ----------------------------------------------------------------------------------

                           (d) deleting the chart in Section 9.1(b) (Interest
                  Coverage) in its entirety and substituting in lieu thereof the following chart:

                   ----------------------------------------------------------------------------------
                   TEST PERIOD                                                    RATIO
                   ----------------------------------------------------------------------------------
                   Closing Date               to       December 31, 1999          1.75
                   ----------------------------------------------------------------------------------
                   January 1, 2000            to       March 31, 2000             1.75
                   ----------------------------------------------------------------------------------
                   April 1, 2000              to       September 30, 2000         1.40
                   ----------------------------------------------------------------------------------
                   October 1, 2000            to       December 31, 2000          1.50
                   ----------------------------------------------------------------------------------
                   January 1, 2001            to       March 31, 2001             2.00
                   ----------------------------------------------------------------------------------
                   April 1, 2001              to       March 31, 2003             2.25
                   ----------------------------------------------------------------------------------
                   Thereafter                                                     2.50
                   ----------------------------------------------------------------------------------

                           (e) deleting the chart in Section 9.1(c) (Minimum
                  Fixed Charge Coverage) in its entirety and substituting in lieu thereof the following chart:

                  ------------------------------------------------------------------------------------
                  TEST PERIOD                                                      RATIO
                  ------------------------------------------------------------------------------------
                  Closing Date                to       December 31, 1999            1.15
                  ------------------------------------------------------------------------------------
                  January 1, 2000             to       June 30, 2000                1.00
                  ------------------------------------------------------------------------------------
                  July 1, 2000                to       December 31, 2000            1.05
                  ------------------------------------------------------------------------------------
                  January 1, 2001             to       March 31, 2001               1.15
                  ------------------------------------------------------------------------------------
                  Thereafter                                                        1.20
                  ------------------------------------------------------------------------------------


                  3. Amendment Fee. On or prior to the effective date of this Amendment, the Borrower shall pay to the Administrative Agent, for the benefit of each Lender, an amendment fee (the "Amendment Fee") equal to .09% of the sum of such Lender's (i) Revolving Credit

Commitment as of the date hereof plus (ii) outstanding principal balance of such Lender's Term Loans as of the date hereof.

                  4. Release of TruckersB2B.com, Inc. upon Initial Public Offering. In connection with the consummation of an initial public offering (the "IPO") of TruckersB2B.com, the Administrative Agent and each Lender agree to execute all releases from the Guarantee, Security Agreement and all other documents evidencing a lien or obligations of TruckersB2B.com, Inc. as reasonably requested by the Borrowers to facilitate the IPO.

                  5. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

                           (a) the Administrative Agent shall have received
                  evidence satisfactory to the Administrative Agent that this Amendment has been duly executed and delivered by the Borrowers, the Lenders and each of the Guarantors;

                           (b) the Administrative Agent shall have received the
                  Amendment Fee.

                           (c) the Administrative Agent shall have received the
                  Supplement to Guarantee relating to Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.;

                           (d) the Administrative Agent shall have received the
                  Supplement to Security Agreement relating to Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.;

                           (e) the Administrative Agent shall have received the
                  Supplement to Pledge Agreement relating to Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.;

                           (f) the Administrative Agent shall have received
                  original stock certificates and stock powers executed in blank relating to Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.;

                           (g) the Administrative Agent shall have received
                  UCC-1 Financing Statements relating to Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.;

                           (h) the Administrative Agent shall have received
                  Closing Certificates for Celadon E-Commerce, Inc. and TruckersB2B.com, Inc.; and

                           (i) the Administrative Agent shall have received any
                  other documents relating hereto that shall be reasonably requested by the Agent.

                  6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement, as updated by the schedules attached hereto, and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  7. No Other Amendments. Except as expressly amended or consented to hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  9. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

                  10. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

                            [SIGNATURE PAGES FOLLOW]


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       CELADON GROUP, INC.



                                       By: /s/Paul A. Will
                                           -------------------
                                           Name:  Paul A. Will
                                           Title: Secretary


                                       CELADON TRUCKING SERVICES, INC.



                                       By: /s/Paul A. Will
                                           -------------------
                                           Name:  Paul A. Will
                                           Title: Secretary


                                       ING (U.S.) CAPITAL LLC,
                                       as Administrative Agent and as a Lender



                                       By: /s/William B. Redmond
                                           --------------------------
                                           Name:  William B. Redmond
                                           Title: Vice President

                  The undersigned Lenders hereby consent and agree to the foregoing Amendment:

                                       KEYBANK NATIONAL ASSOCIATION,
                                       as a Lender


                                       By: /s/ Joseph H. Rohs
                                           ---------------------
                                           Name:  Joseph H. Rohs
                                           Title: Vice President


                                       NATIONAL BANK OF CANADA,
                                       as a Lender


                                       By:  /s/ Thomas E. Roberts
                                           -------------------------
                                            Name:  Thomas E. Roberts
                                            Title: Vice President


                                       UNION PLANTERS BANK, N.A.,
                                       as a Lender


                                       By: /s/ David O'Neal
                                          -------------------
                                           Name:  David O'Neal
                                           Title: Vice President


                                       THE NORTHERN TRUST COMPANY,
                                       as a Lender


                                       By: /s/ Candelario Martinez
                                           --------------------------
                                           Name:  Candelario Martinez
                                           Title: Vice President


                                       FIFTH THIRD BANK, INDIANA,
                                       as a Lender


                                       By: /s/ Thomas C. Witt
                                           ---------------------
                                           Name:  Thomas C. Witt
                                           Title: Vice President

                  The undersigned guarantors hereby consent and agree to the foregoing Amendment:

                                         CELADON TRUCKING SERVICES OF
                                         INDIANA, INC.


                                         By: /s/ Paul A. Will
                                             --------------------
                                             Name:   Paul A. Will
                                             Title:  Secretary


                                         CELADON TRANSPORTATION, LLP


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         CHEETAH BROKERAGE CO.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         CHEETAH TRANSPORTATION CO.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         INTERNATIONAL FREIGHT HOLDING CORP.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary

                                         JML FREIGHT FORWARDING, INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         RIL GROUP, LTD.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary



                                         RIL INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary



                                         WELLINGMUFT HOLDING CO.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         CELADON LOGISTICS, INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary

                                         RANDY EXPRESS, LTD.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary



                                         RIL ACQUISITION CORP.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary

                                         CELADON JACKY MAEDER CO.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary



                                         ZIPP EXPRESS, INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary


                                         CELADON E-COMMERCE, INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary



                                         TRUCKERSB2B.COM, INC.


                                         By: /s/ Paul A. Will
                                             -------------------
                                             Name:  Paul A. Will
                                             Title: Secretary